UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2016

TEXAS PACIFIC LAND TRUST

(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2770, Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 4, 2016, the trustees of Texas Pacific Land Trust (the “Trust”) nominated David E. Barry for election as a trustee to fill the vacancy created by the death of James K. Norwood. In accordance with the Declaration of Trust that governs the Trust, the Trust will call a special meeting of holders of sub-share certificates of the Trust, to be held in Dallas, Texas, on January 12, 2017. The Trust is in the process of preparing proxy materials for the special meeting, which will be mailed to holders of record as of December 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date: November 10, 2016	By:	/s/ Robert J. Packer
Robert J. Packer
General Agent

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